SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2005

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 8, 2005, at a meeting held by the Board of Directors, Avi M. Nash, head of Avi Nash LLC, a management consulting firm, was elected to his first term as a Director of the Company. Prior to launching his firm in 2003, Mr. Nash was with Goldman Sachs, where he started in 1987. During his time with Goldman Sachs, Mr. Nash held the positions of Vice President (1989-1996), Managing Director (1996-1998) and Partner (1998-2002).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued November 8, 2005 — SIGMA-ALDRICH ELECTS AVI M. NASH AS DIRECTOR.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2005

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued November 8, 2005 — SIGMA-ALDRICH ELECTS AVI M. NASH AS DIRECTOR.